                                                                     EXHIBIT 10B

                 LEASE COMMENCEMENT AGREEMENT AND CERTIFICATE



     THIS AGREEMENT made and entered into this 9th day of March, 1992, by and between 1320 OLD CHAIN BRIDGE ROAD ASSOCIATES, (hereinafter referred to as "Landlord"), and THE GEORGE MASON BANK, (hereinafter referred to as "Tenant").


                              W I T N E S S E T H


     WHEREAS, by Lease Agreement dated the 13th day of December, 1991, Landlord and Tenant entered into a Lease for approximately 2,852 square feet of gross floor area on the 1st floor, in a building known as the Madison Building, 1320 Old Chain Bridge Road, McLean, Virginia 22101, on terms and conditions as more specifically set forth in said Lease; and,

     WHEREAS, the parties hereto desire to set forth certain matters concerning the date upon which the Lease term has commenced, and the date that the original term of the Lease is to terminate.

     NOW, THEREFORE, the parties hereto agree as follows:

           The Landlord and Tenant do hereby declare that possession of the Demised Premises was accepted by Tenant on the 9th day of March, 1992, and that the Lease is now in full force and effect; the Rent Commencement Date, as that term is defined in paragraph 2(a) of the Lease, is established as beginning on the 1st day of April, 1992; and the original term of the Lease shall expire on the 31st day of March, 1997.


     IN WITNESS WHEREOF the parties hereto have executed this Agreement under their respective seals on the day and date first above written.

                                    LANDLORD:

                                    1320 OLD CHAIN BRIDGE ROAD ASSOCIATES

                                    /s/ JAMES COMPARATO
                                    -----------------------------------
                                    James Comparato, General Partner
                                    Date: 3/12/92

                                    TENANT:
                                    THE GEORGE MASON BANK

                                    /s/ BERNARD H. CLINEBURG
                                    ---------------------------------

                                    Date: 3/14/92
                                         ---------------------------------

                         [GEORGE MASON BANK LETTERHEAD]


CERTIFIED MAIL #Z 191 033 779
RETURN RECEIPT REQUESTED

September 23, 1996

1320 Old Chain Bridge Road Associates
1320 Old Chain Bridge Road
Suite 400
McLean, Virginia 22101

RE: George Mason Bank, Madison Building, 1320 Old Chain Bridge Road, McLean, Va

In accordance with the terms of the lease under Page 1, Section 2(e), George Mason Bank hereby gives notice to Landlord to renew the term of the lease for one (1) additional period of five (5) years on the same terms and conditions contained in the lease effective April 1, 1997.

The minimum annual rent shall increase three percent (3%) per annum during the option term. Remaining, will be one (1) five (5) year option term.

Sincerely yours,

/s/ Glenn E. Kinard

Glenn E. Kinard
Executive Vice President
Retail Banking

                                     OFFICE

                                      LEASE

                                     Between

                      1320 OLD CHAIN BRIDGE ROAD ASSOCIATES

                                       and

                              THE GEORGE MASON BANK


TABLE OF CONTENTS
-----------------
1.  Premises
2.  Term
3.  Rent And Other Charges
4.  Adjustment Of Rent
5.  Deposit
6.  Conditions Of Lease
7.  Tenant's Covenants
8.  Use Of Demised Premises
9.  Leasehold Improvements And Alterations
10. Signs And Advertising
11. Safes, Fixtures And Equipment; Repair Of Damage
12. Insurance
13. Insurance Rating
14. Landlord's Covenants Services And Utilities
15. Default
16. No Waiver
17. Landlord's Cure Of Default By Tenant/Reimbursement of Expenses
18. Landlord's Lien
19. Inspection Of Demised Premises
20. Liability For Damage To Personal Property And Persons; Indemnification
21. Liability Of Landlord
22. Conduct Of Business
23. Damage Or Destruction To Building
24. Condemnation
25. Parking Areas
26. Assignment And Sub-Letting
27. Holding Over
28. Subordination
29. Estoppel Certificates
30. Managing Agent
31. Notices
32. No Partnership
33. No Representations By Landlord
34. Brokerage
35. Waiver Of Trial By Jury
36. Quiet Enjoyment
37. Binding Effect Of Lease
38. Rules And Regulations
39. Necessary Approvals
40. Applicable Law and Construction
41. Permitted Uses Exclusive
42. Gender
43. Entire Agreement

EXHIBITS
--------
Exhibit "A" - Floor Plan
Exhibit "B" - Legal Description
Exhibit "C" - Site Plan
Exhibit "D" - Work Letter
Exhibit "E" - Rules And Regulations

                              THE MADISON BUILDING

                                MCLEAN, VIRGINIA

                              OFFICE BUILDING LEASE


         THIS LEASE is made this 13th day of December, 1991, between l320 OLD CHAIN BRIDGE ROAD ASSOCIATES, a Virginia Limited Partnership, ("Landlord"), whose address is 1320 Old Chain Bridge Road, Suite 400, McLean, Virginia 22101 and THE GEORGE MASON BANK, ("Tenant"), whose address is 11185 Main Street, Fairfax, Virginia 22030.

1. PREMISES

         Landlord hereby leases to Tenant those certain premises outlined in red on the Plans attached hereto as Exhibit "A" (the "Demised Premises"), consisting of a total of approximately 2,852 square feet of gross floor area on the 1st floor, as measured from the outside wall of all exterior and common area walls, and from the centerline of all demising walls between contiguous tenant space, and which includes a thirteen percent (13%) core factor, in a building located on the real property described on Exhibit "B" attached hereto and known as the Madison Building, 1320 Old Chain Bridge Road, McLean, Virginia, (hereinafter the "Building"), together with a non-exclusive right, subject to the provisions hereof, to use all appurtenances thereunto, including but not limited to, other areas and facilities designated by Landlord for use in common by tenants of the Building. The Building, real property on which the same is situated, other areas and appurtenances are hereinafter collectively sometimes called the "Building Complex". This Lease is subject to the terms, covenants and conditions set forth herein and Tenant and Landlord each covenant as a material part of the consideration of this Lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the conditions of such performances.

2. TERM

         (a) The term of this Lease shall commence upon execution hereof, and shall be for a term of five (5) years (the "Primary Lease Term") commencing on the Rent Commencement Date, as hereinafter defined, and terminating at 12:00 midnight on the last day of the sixtieth (60th) calendar month thereafter, unless sooner terminated pursuant to this Lease.

         (b) Upon the Rent Commencement Date, Landlord and Tenant shall execute a commencement of Lease certificate, setting forth the exact date of commencement and expiration of the term hereof.

         (c) The "Rent Commencement Date" shall occur on the date which Tenant has received all approvals from Federal, State and County Banking authorities, but in no event later that sixty (60) days following full execution hereof. In the event that Tenant has failed to obtain all such approvals within said sixty
(60) day period, Tenant shall have the option to terminate this Lease within three (3) days of expiration of said sixty (60) day period, or Tenant's right to terminate shall cease and this Lease shall be in full force and effect.

         (d) The first "lease year" during the term hereof shall be the period commencing on the Rent Commencement Date and terminating on the last day of the twelfth (12) full calendar month after the Rent Commencement Date. Each subsequent "lease year" during the term hereof (including any extensions or renewals) shall commence on the date immediately following the last day of the preceding lease year, and shall continue for a period of twelve (12) full calendar months, except that the last lease year during the term hereof shall terminate on the date that this Lease expires.

         (e) Provided that Tenant is not in default, Tenant shall have the option, upon one hundred eighty (180) days advance written notice to Landlord, to renew the term of this Lease for two (2) additional periods of five (5) years on the same terms and conditions contained herein, provided however that the Minimum Annual Rent shall increase three percent (3%)per annum during the option term.

                                                Initials: Landlord  [SIG]
                                                                  --------------
                                                          Tenant    [SIG]
                                                                  --------------

3. RENT AND OTHER CHARGES

         (a) During the term hereof, commencing on the Rent Commencement Date, Tenant covenants and agrees to pay to Landlord, without previous notice or demand therefor, and without deduction, set-off or abatement, minimum annual rent as set forth below, and as adjusted annually pursuant to Paragraph 4 hereinafter, payable in equal monthly installments in advance, (hereinafter referred to as the "Minimum Annual Rent"), on the first day of each calendar month during the term hereof. The first monthly installment of Minimum Annual Rent shall be paid at the time of execution of this Lease. In the event that the Lease commences on a day other than the first day of the month, Minimum Annual Rent for any partial month shall be prorated at the rate of one-thirtieth (1/30th) of the basic monthly rent per day. Tenant covenants and agrees to pay, as additional rent, a late fee equal to five percent (5%) of any monthly installment of Minimum Annual Rent, or other payments due under this Lease, if said payments are not paid within ten (10) days of their due date. In addition such unpaid installment shall bear interest at the lesser of eighteen percent (18%) per annum or the highest non-usurious rate of interest permitted between the parties hereto by the laws of the jurisdiction in which the Demised Premises are located, and shall constitute additional rent hereunder, due and payable with the monthly installment of Minimum Annual Rent next due.

                          MINIMUM ANNUAL RENT SCHEDULE

                                    ANNUAL RENT       MONTHLY RENT
                                    -----------       ------------
      Year 1  4-92 - 3-31-93        $69,874.00        $5,822.83
      Year 2  4-93 - 3-31-94        $74,152.00        $6,179.33
      Year 3  4-94 - 3-31-95        $78,430.00        $6,535.83
      Year 4  4-95 - 3-31-96        $82,708.00        $6,892.33
      Year 5  4-96 - 3-31-97        $86,986.00        $7,248.83

         (b) Tenant shall be entitled to three (3) parking spaces in the underground garage at no additional charge during the entire term hereof, at such location as is designated by Landlord. Tenant shall also be entitled to the exclusive use of six (6) parking spaces in the front of the building for use of their customers.

         (c) The Minimum Annual Rent for the first lease year provided in Paragraph 3(a) is calculated on the basis of Twenty-Four Dollars and Fifty
Cents ($24.50), full service, per square foot of gross floor area in the Demised Premises, as specified in Paragraph 1 hereinabove.

4. ADJUSTMENT OF RENT

     (a) In addition to the rental adjustment provided for in Paragraph 3 above, the Minimum Annual Rent shall be adjusted annually, commencing July 1, 1992, and each July 1st thereafter, (it being understood that the fiscal year from July 1, 1990 until June 30, 1991, shall serve as the base year for determining increases in operating expenses) by Tenant's pro rata share of the amount of increases in Landlord's Operating Expenses (as hereinafter defined). Tenant's pro rata share shall be computed by multiplying .035 (3.5%) (being the approximate proportion that the floor area of the Demised Premises bears to the total gross rentable area of the Building, times the increase, if any, in Operating Expenses of the Building for such fiscal year over the Operating Expenses during the base year. In no event shall the Minimum Annual Rent be reduced as a result of any such adjustment.

     (b) Initial Operating Expenses for the base year are estimated to be Six Dollars and Four Cents ($6.04) per square foot of gross floor area of Office Space, which amount is included in the calculation of Minimum Annual Rent. In the event that during any fiscal year the actual Operating Expenses exceed Six Dollars and Four Cents ($6.04), Tenant shall pay its proportionate share of any increase in such actual amount of Operating Expenses above Six Dollars and Four Cents ($6.04). Any payment required by Tenant under this Paragraph shall be deemed an increase in the Minimum Annual Rent.

     (c) "Operating Expenses" shall mean: (i) All Operating Expenses of any kind or nature with respect to the Building Complex as determined in accordance with generally accepted accounting principles to which shall be added an additional amount equal to fifteen percent (15%) of such expenses as an administration charge, and shall include, but not be limited to, all general and special real estate or ad valorem taxes or special assessments levied against the Building Complex by any governmental or quasi-governmental authority or any taxes or assessments, or which shall be levied on the Building Complex in lieu of or in addition to all or any portion of any such real estate taxes or assessments, or which shall be levied on the

                                                Initials: Landlord [SIG]
                                                                  --------------
                                                          Tenant   [SIG]
                                                                  --------------
rentals of the Building Complex (other than Landlord's income taxes), but in this case, the computation shall be made as if this were Landlord's only building, or which shall be levied on Landlord as a result of the use, ownership or operation of the Building Complex; the cost of Building Complex supplies; cost incurred in connection with all energy sources for the Building Complex such as propane, butane, natural gas, steam, electricity, solar energy and fuel oil, excluding therefrom these costs which are separately metered and paid directly by other Tenants; the costs of water and sewer services; janitorial services; provided however that Tenant shall provide nightly cleaning and char services to the Demised Premises; general maintenance and normal repair of the Building Complex, including the heating and air conditioning systems of the Building Complex; landscaping maintenance; the cost of rubbish removal, snow removal and service contracts for the elevator, HVAC and alarm systems of the Building Complex; the cost of such security guard and protection services as may be deemed reasonably necessary by Landlord; insurance in amounts and coverages determined by Landlord, including fire, extended coverage and all risk casualty insurance, rental interruption, sprinkler leakage, plate glass and comprehensive liability insurance (but Tenant shall have no interest in such insurance or the proceeds thereof); labor costs incurred in the operation and maintenance of the Building Complex, including wages and other payments, costs to Landlord of Workmen's Compensation and disability insurance; payroll taxes, and welfare fringe benefits; building management fees, legal, accounting, inspection and consultation fees incurred in connection with the Building Complex to the extent required by any governmental authority or any other inspection or consultation fees required for the normal prudent operation of the Building Complex and not normally the responsibility of the managing agent; the cost of any capital improvements to the Building Complex or of any machinery or equipment installed in the Building Complex which is installed to reduce operating expenses, and which costs shall be amortized over the useful life of the capital improvement, all other common area costs and expenses relating to the Building Complex and all other charges properly allocable to the repair, operation and maintenance of the Building Complex in accordance with general accepted accounting principles. If the Building is not fully occupied during any calendar year, the Operating Expenses for such year shall be adjusted to reflect the greater of; (a) actual occupancy; or (b) a ninety-five percent (95%) occupancy of the Building.

      (ii) The term Operating Expenses shall expressly exclude Landlord's income taxes; leasing commissions, interest on debt or amortization payments on any mortgages or deeds of trust; advertising and promotional expenditures; any expense borne directly by a Tenant and not included in Building Operating Expenses, and any other expenses which under generally accepted accounting principles would not be considered a normal maintenance or operating expense, except as otherwise specifically provided herein.

5. DEPOSIT

      Tenant shall deposit with Landlord at the date of Rent Commencement Date, a security deposit in the amount of Eleven Thousand Eight Hundred Forty-Five Dollars and Sixty-Six Cents ($11,845.66) to be held by Landlord, without interest during the entire term of the Lease, to insure Tenant's faithful performance hereunder.

6. CONDITIONS OF LEASE

      The Tenant does hereby take and hold said Demised Premises at the rent hereinabove specifically reserved and payable as aforesaid, and upon and subject to the terms and conditions herein contained.

7. TENANT'S COVENANTS

      The Tenant agrees that it will keep the Demised Premises and the fixtures therein in good order and condition, and will, at the expiration or other termination of the term hereof, surrender and deliver up the same in like good order and condition as the same now is or shall be at the commencement of the term hereof, ordinary wear and tear, and damage by the elements, fire and other unavoidable casualty not due to the negligence of Tenant, excepted. The Tenant further agrees not to make any material or permanent additions or alterations, structural or otherwise, in or upon the Demised Premises, or the Building of which they are a part, without first having obtained the Landlord's written consent; and that any such additions or alterations must conform to any and all applicable building code standards, as well as any and all other applicable requirements of the federal, state and local governments. It is understood and agreed that any and all additions, alterations, installations, changes, replacements or improvements upon the Demised Premises shall remain upon the Demised Premises, and be surrendered with the Demised Premises at the expiration or other termination of this Lease without disturbance, molestation or injury. Should the Landlord elect that certain alterations, installations, changes, replacements, additions to or improvements upon the Demised Premises be removed upon expiration or other termination of this Lease, or any renewal

                                                Initials: Landlord [SIG]
                                                                  --------------
                                                          Tenant   [SIG]
                                                                  --------------
period hereof, Tenant hereby agrees to cause the same to be removed at Tenant's sole cost and expense, and to repair any damage to the Demised Premises arising from the installation of or the removal of same, and should Tenant fail to remove the same, then and in such event the Landlord shall cause same to be removed at Tenant's sole risk and expense, and Tenant hereby agrees to reimburse the Landlord for the cost of such removal, together with any and all damages which the Landlord may suffer and sustain by reason of the failure of Tenant to remove the same.

8. USE OF DEMISED PREMISES

      Tenant shall use and occupy the Demised Premises solely as a full service Bank and any incidental use subject to, and in accordance with, all applicable zoning and other governmental regulations. The Tenant will not obstruct or interfere with the rights of other tenants, or in any way injure or annoy them or those having business with them, or conflict with them, or conflict with the fire laws or regulations, or with any insurance policy upon said Building or any part thereof, or with any statutes, rules or regulations now existing or subsequently enacted or established by the local, state or federal governments. Nor will the Tenant use or permit the Demised Premises, or any part thereof, to be used for any disorderly, unlawful or hazardous purpose, not for any purpose other than hereinbefore specified, and will not manufacture any commodity therein, without the prior written consent of the Landlord.

9. LEASEHOLD IMPROVEMENTS AND ALTERATIONS

         None. Tenant accepts the Demised Premises in "As Is" condition. In addition, Tenant agrees to pay to Landlord, on the Rent Commencement Date the sum of Fifty Thousand Dollars ($50,000.00) toward to cost of leasehold improvements to the Demised Premises which Landlord has made available to Tenant for Tenant's use.

         Tenant will not make or permit anyone to make any material or permanent alterations, decorations, additions or improvements, structural or otherwise, in or to the Demised Premises or the Building, without prior written consent of Landlord. All of such alterations, decorations, additions or improvements permitted by Landlord must conform to all rules and regulations established from time to time by the Underwriters' Association of the local area and conform to all requirements of the Federal, state and local governments. As a condition precedent to such written consent of Landlord, Tenant agrees to obtain and deliver to Landlord written and unconditional waivers of mechanics' and materialmens' liens upon the Land and Building of which the Demised Premises are a part, for all work, labor and services to be performed, and materials to be furnished, by them in connection with such work, signed by all contractors, subcontractors, materialmen and laborers to become involved in such work. If notwithstanding the foregoing, any mechanic's or materialmen's lien is filed against the Demised Premises, the Building and/or the Building Complex, for work claimed to have been done for, or materials claimed to have been furnished to, Tenant, such lien shall be discharged or bonded off by Tenant within thirty (30) days thereafter, at Tenant's sole cost and expense, by the payment thereof or by filing any bond required by law. If Tenant shall fail to discharge any such mechanics's or materialmen's lien, Landlord may, at its option, discharge the same and treat the cost thereof as additional rent payable with the monthly installment of rent next becoming due; it being hereby expressly covenanted and agreed that such discharge by Landlord shall not be deemed to waive, or release, the default of Tenant in not discharging the same. It is understood and agreed by Landlord and Tenant that any such alterations, decorations, additions or improvements shall be conducted on behalf of Tenant. It is further understood and agreed that in the event Landlord shall give its written consent to Tenant's making any such alterations, decorations, additions or improvements, such written consent shall not be deemed to be an agreement or consent by Landlord to subject Landlord's interest in the Demised Premises, the Building or the Building Complex to any mechanic's or materialmen's liens which may be filed in respect of any such alterations, decorations, additions or improvements made by or on behalf of Tenant. It is expressly agreed between the parties that all improvements, including the three front desks, will remain the property of the Landlord upon expiration of this Lease. All furniture purchased by the Lessee shall remain the property of the Lessee upon termination of this Lease.

10. SIGNS AND ADVERTISING

     No signs, advertising or notices shall be inscribed, affixed or displayed on any part of the outside or the inside of the Building, except as approved in writing in advance by Landlord, and then only in such place, number, size, color and style as approved by Landlord, and if any such sign, advertisement or notice is improperly exhibited, Landlord shall have the right to remove the same, and Tenant shall be liable for any and all expenses incurred by Landlord by said removal. Tenant understands that any sign on the exterior of the Demised Premises shall be in individual white molded letters of such size and design as may

                                                Initials: Landlord [SIG]
                                                                  --------------
                                                          Tenant   [SIG]
                                                                  --------------
be approved by Landlord. Landlord hereby consents to signs on the front of the building facing Old Chain Bridge Road and further agrees to signage on the side of the building if Tenant is able to obtain permission for said sign from the County of Fairfax. Landlord makes no representation or accepts no liability regarding Tenant's ability to obtain signage on the side of the building. Any such permitted use shall be at the sole expense and cost of the Tenant. Tenant shall be entitled to construct a free standing sign in size and color approved by Landlord at the location designated on Exhibit "A", and further conditioned upon Tenant first obtaining all necessary County approvals.


11. SAFES, FIXTURES AND EQUIPMENT; REPAIR OF DAMAGE

     Landlord shall have the right to prescribe the weight and position of safes and other heavy equipment or fixtures. Tenant shall not install or operate in the Demised Premises any electrically operated equipment or machinery, other than typewriters, adding machines, personal computers, copying machines, and such other electrically operated office machinery and equipment normally used in modern offices, excluding main frame computers and other equipment requiring high energy consumption, without first obtaining the prior written consent of the Landlord, who may condition such consent upon the payment by Tenant of additional rent as compensation for such excess consumption of water and/or electricity, as well as the cost of such additional wiring as may be occasioned by the operation of said equipment or machinery; nor shall Tenant install any other equipment of any kind of nature whatsoever which will or may necessitate any changes, replacements or additions to, or require the use of the water system, plumbing system, heating system, air conditioning systems or the electrical system of the demised premised without the prior written consent of the Landlord, who may condition such consent upon the payment by Tenant of the cost of any such changes, replacements or additions to any of said systems. The Landlord shall have the right to require at Tenant's expense such shielding and other protection around x-ray machines and other similar equipment installed by Tenant as Landlord in its sole discretion may designate.

     No furniture, equipment or other bulky matter of any description will be received into the Building or carried in the elevators except as approved by Landlord. Tenant agrees promptly to remove from the public areas adjacent to the Building, any of the Tenant's furniture, equipment or other material there delivered or deposited. All injury to the Demised Premises or the Building of which they are a part, caused by moving any property of Tenant into or out of the said Building, and all breakage done by Tenant, or the agents, servants, employees and visitors of Tenant, shall be repaired by Tenant, at the expense of the Tenant. In the event that Tenant shall fail to do so, then the Landlord shall have the right to make such necessary repairs, alterations and replacements (structural, non-structural or otherwise), and any charge or cost so incurred by the Landlord shall be paid by Tenant, with the right on the part of the Landlord to elect, in its discretion, to regard the same as additional rent, in which event such cost or charge shall become additional rent payable with the installment of rent next becoming or thereafter falling due under the terms of this Lease. This provision shall be construed as an additional remedy granted to the Landlord, and not in limitation of any other rights and remedies which the Landlord has or may have in said circumstances.

12. INSURANCE

     Landlord shall insure the Building, of which the Demised Premises are a part, against damage by fire, including extended coverage and all risk casualty, in any amount Landlord in its sole discretion shall deem adequate, and shall maintain such insurance throughout the term hereby demised. The cost of such insurance shall be included in Operating Expenses.

     Tenant shall procure and keep in effect comprehensive liability and property damage insurance, naming the Landlord as a named insured in the sum of One Million Dollars ($1,000,000.00) combined single limit for damages resulting from one casualty, and One Million Dollars ($1,000,000.00) for damage to property resulting from any one occurrence, and shall deliver said policies or certificates to Landlord prior to initial occupancy and continuously maintain such coverage thereafter. Landlord shall have the right, upon not less than thirty (30) days prior written notice, to raise the limits hereinabove set forth not more often than annually during the term of this lease. Landlord may, at its option, procure the same for the account of Tenant, provided Tenant fails to do so, and the cost thereof shall be paid to Landlord upon receipt by Tenant of bills therefor. Tenant shall procure and maintain at its own cost during the term of this Lease and any extension hereof fire and extended coverage insurance on property of Tenant. All such insurance carried by Tenant shall be with companies approved in advance by Landlord, and shall have a Best's rating of A+ or better.

                                                Initials: Landlord [SIG]
                                                                  --------------
                                                          Tenant   [SIG]
                                                                  --------------

         Each party agrees to use its best efforts to include in each of its policies insuring against loss, damage or destruction by fire or other casualty (insuring the Building and Landlord's Property therein and rental value thereof, in the case of Landlord, and insuring Tenant's Property and business interest in the Demised Premises (business interruption insurance) in the case of the Tenant), a waiver of the insurer's right of subrogation against the other party, or if such waiver should be unobtainable or unenforceable (i) an express agreement that such policy shall not be invalidated if the insured waives the right of recovery against any party responsible for a casualty covered by the policy before the casualty, or (ii) any other form of permission for the release of the other party. If such waiver, agreement or permission shall not be, or shall cease to be, obtainable without additional charge or at all, the insured party shall so notify the other party promptly after learning thereof. In such case, if the other party shall so elect and shall pay the insurer's additional charge therefore, such waiver, agreement or permission shall be included in the policy, or other party shall be named as an additional insured in the policy. Each such policy which shall so name a party hereto as an additional insured shall contain agreements by the insurer that the policy will not be canceled without at least thirty (30) days prior notice to all insured and that the act of omission of one insured will not invalidate the policy as to the other insured. The failure by Tenant, if named as an additional insured, promptly to endorse to the order of Landlord, without recourse, any instrument for the payment of money under or with respect to the policy of which Landlord is the owner or primary insured, shall be deemed a default under this lease.

         Each party hereby releases the other party with respect to any claim (including a claim for negligence) which it might otherwise have against the other party for loss, damage or destruction with respect to its property (including the Building, Building Complex, the Demised Premises and rental value or business interruption) occurring during the term of this Lease to the extent to which it is insured under a policy or policies containing a waiver of subrogation or permission to release liability or naming the other party as an additional insured as provided above.

         Any building employee to whom property shall be entrusted by or on behalf of Tenant shall be deemed to be acting as Tenant's agent with respect to such property and neither Landlord nor its agents shall be liable for any damage to the property of Tenant or others entrusted to employees of the Building, nor for the loss of or damage to any property of Tenant by theft or otherwise.

13. INSURANCE RATING

         Tenant will not conduct or permit to be conducted any activity, or place any equipment in or about the Demised Premises, which will, in any way, increase the rate of fire insurance or other insurance on the Building; and if any increase in the rate of fire insurance or other insurance is stated by any insurance company or by the applicable Insurance Rating Bureau to be due to activity or equipment in or about the Demised Premises, such statement shall be conclusive evidence that the insurance in such rate is due to such activity or equipment and, as a result thereof, Tenant shall be liable for such increase and shall reimburse Landlord therefor.

14. LANDLORD'S COVENANTS SERVICES AND UTILITIES

      Landlord shall furnish reasonably adequate electricity, water, lavatory supplies, and automatically operated elevator service, during normal building hours and on the days specified below, and normal and customary cleaning and char service in the Common Areas of the Building Complex, after business hours. Landlord shall furnish hot and cold water at those points of supply provided for the general use of all of the tenants in the Building, as well as heat and air conditioning which shall be controlled by the Tenant. The proper electrical facilities will be furnished by Landlord in accordance with Exhibit "D" to supply sufficient power for standard office machines of low electrical consumption; provided, however, that Tenant shall bear the utilities costs occasioned by electro-data processing machines, commercial copying machines, computers and similar machines of high electrical consumption including air conditioning costs therefor. Landlord shall provide routine maintenance, painting, and electrical lighting service for all public areas and special services areas of the Building, in the manner and to the extent deemed by Landlord to be standard. The electrical wiring, risers and other equipment in the Building are not represented by Landlord to be adequate for any purpose other than general office use including standard office machines of low electrical consumption. Tenant agrees that it will not make any use of the electrical equipment of the Building which exceeds the capacity of such equipment. Failure by Landlord to any extent to furnish these defined services, or any cessation thereof, shall not render Landlord liable in any respect for damages to either person or property, nor shall such events be construed an eviction of Tenant, nor work an abatement of rent, nor relieve Tenant from fulfillment of any term, condition covenant or agreement hereof. Should any of the common area building equipment or machinery break down, or for any cause or reason cease to function properly,

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Landlord shall use reasonable diligence to repair the same promptly but Tenant shall have no claim for rebate of rent or for any damages on account of any interruptions in services occasioned thereby or resulting therefrom. Tenant shall be responsible for the maintenance of the heating and air conditioning unit, char service for their suite, and bulb replacement of lighting fixtures.

15. DEFAULT

         (a) The following events (herein referred to as an "event of default") shall constitute defaults of Tenant hereunder;

                  (1) Tenant shall default in the due and punctual payment of rent, or any other amounts payable hereunder, and such default shall continue for five (5) days after written notice to Tenant;

                  (2) This Lease or the estate of Tenant hereunder shall be transferred to or shall pass to or devolve upon any other person or party except as permitted herein;

                  (3) This Lease or the Demised Premises or any part thereof shall be taken upon execution or by other process of law directed against Tenant, or shall be taken upon or subject to any attachment at the instance of any creditor or claimant against Tenant, and said attachment shall not be discharged or disposed of within fifteen (15) days after the levy thereof;

                  (4) Tenant shall file a petition in bankruptcy or insolvency or for reorganization or arrangement under the bankruptcy laws of the United States or under any insolvency act of any state, or shall voluntarily take advantage of any such law or act by answer or otherwise, or shall be dissolved or shall make an assignment for the benefit of creditors, unless such action will permit Tenant to continue performance of this Lease;

                  (5) Involuntary proceedings under any such bankruptcy law or insolvency act or for the dissolution or Tenant shall be instituted against Tenant, or a receiver of trustee shall be appointed of all or substantially all of the property of Tenant, and such proceeding shall not be dismissed or such receivership or trusteeship vacated within thirty (30) days after such institution or appointment unless such action will permit Tenant to continue performance of this Lease.

                  (6) Tenant shall fail to take possession of the Demised Premises within thirty (30) days of the Rent Commencement Date;

                  (7) Tenant shall abandon the Demised Premises, or

                  (8) Tenant shall fail to perform any of the other agreements, terms, covenants or conditions hereof on Tenant's part to be performed, and such non-performance shall continue for a period of thirty (30) days after written notice thereof by Landlord to Tenant, or if such performance cannot be reasonably had within such thirty (30) day period, Tenant shall not in good faith have commenced such performance with such thirty (30) day period and shall not diligently proceed therewith to completion.

         (b) Upon the occurrence of an event of default, Landlord shall have the right, at its election, then or at any time thereafter and while any such event of default shall continue, either;

                  (1) To give Tenant written notice of Landlord's intention to terminate this Lease on the date of such given notice or on any later date specified therein, whereupon on the date specified in such notice, Tenant's right to possession of the Demised Premises shall cease and this Lease shall thereupon be terminated, except as to Tenant's liability, as if the expiration of the term fixed in such notice were the end of the term herein originally demised, or,

                  (2) To re-enter and take possession of the Demised Premises or any part thereof, and repossess the same as Landlord's former estate and expel Tenant and those claiming through or under Tenant, and remove the effects of both or either without being deemed guilty of any manner of trespass, and without prejudice to any remedies for arrears of rent or preceding breach of covenants or conditions. Should Landlord elect to re-enter as provided in this Paragraph 15(b)(2) or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided for by law, Landlord may, from time to time, without terminating this Lease, relet the Demised Premises or any part thereof in Landlord's or Tenant's name, but for the account of Tenant, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the term of this Lease) and on such

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conditions and upon such other terms (which may include concessions of free rent and alteration and repair of the Demised Premises) as Landlord, in its sole discretion, may determine, and Landlord may collect and receive the rents therefor. Landlord shall in no way be responsible or liable for any failure to relet the Demised Premises, or any part thereof or for any failure to collect any rent due upon such reletting. No such re-entry or taking possession of the Demised Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention be given to Tenant. No notice from Landlord hereunder or under a forcible entry and detainer statute or similar law shall constitute an election by Landlord to terminate this Lease unless such notice specifically so states. Landlord reserves the right following any such re-entry and/or reletting to exercise its right to terminate this Lease by giving Tenant such written notice, in which event this Lease will terminate as specified in such notice.

         (c) In the event that Landlord does not elect to terminate this lease as permitted in Paragraph 15 (b)(1) hereof, but on the contrary, elects to take possession as provided in Paragraph 15(b)(2), Tenant shall pay to Landlord: (i) the rent and other sums as herein provided, which would be payable hereunder if such repossession had not occurred, less (ii) the net proceeds, if any, of any reletting of the Demised Premises after deducting all Landlord's expenses in connection with such reletting, including, but without limitation, all repossession costs, brokerage commissions, legal expenses, attorneys' fees, expenses of employees, alteration and repair costs and expenses of preparation for such reletting. If, in connection with any reletting, the new lease term extends beyond the existing term, or the Demised Premises covered thereby include other promises not part of the Demised Premises, a fair apportionment of the rent received from such reletting and the expenses incurred in connection therewith as provided aforesaid will be made in determining the net proceeds from such reletting.

         (d) In the event this Lease is terminated, Landlord shall be entitled to recover forthwith against Tenant as damages for loss of the bargain and not as a penalty, an aggregate sum which, at the time of such termination of this Lease, represents the excess, if any, of the aggregate of the rent and all other sums payable by Tenant hereunder that would have accrued for the balance of the term over the aggregate rental value of the Demised Premises for the balance of such term, both discounted to present value at the rate of ten percent (10%) per annum.

         (e) Suit or suits for the recovery of the amounts of damages set forth above may be brought by Landlord, from time to time, at Landlord's election and nothing herein shall be deemed to require Landlord to await the date whereon this Lease or the term hereof would have expired by limitation had there been no such default by Tenant or no such termination, as the case may be. Each right and remedy provided for in this Lease shall be cumulative and shall be in addition to every other rights or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise, including, but not limited to, suits for injunctive relief and specific performances. The exercise or beginning of the exercise by Landlord of any one or more of the rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by Landlord or any and all other right or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise. All costs incurred by Landlord in connection with collecting any amounts and damages owing by Tenant pursuant to the provisions of this Lease or to enforce any provision of this Lease, including reasonable attorneys' fees from the date any such matter is turned over to an attorney, shall also be recoverable by Landlord from Tenant.

         (f) No failure by Landlord to insist upon the strict performance of any agreement, term, covenant or condition hereof or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial rent during the continuance of any such breach, shall constitute a waiver of any such breach of such agreement, term, covenant or condition. No agreement, term, covenant or condition hereof to be performed or complied with by Tenant, and no breach thereof, shall be waived, altered or modified except by written instrument executed by Landlord. No waiver of any breach shall affect or alter this Lease, but each and every agreement, term, covenant and condition hereof shall continue in full force and effect with respect to any other than existing or subsequent breach thereof. Notwithstanding any unilateral termination of this Lease, this Lease shall continue in full and effect as to any provisions hereof which require observance or performance of Landlord or Tenant subsequent to termination.

16. NO WAIVER

         If under the provisions of this Lease, a compromise or settlement thereof shall be made, it shall not be considered a waiver of any breach of any covenant, condition, or agreement herein contained, and that no waiver of any breach of any covenant, condition, or agreement itself shall be considered a waiver of any subsequent breach thereof. No payment by Tenant or receipt by the Landlord of a lesser amount than the

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monthly installments of rent herein stipulated shall be deemed to be other than on account of earliest stipulated rent, nor shall any endorsement or statement on any check, or any letter accompanying any check or payment as rent, be deemed an accord and satisfaction, and the Landlord may accept any such check or payment without prejudice to the Landlord's right to recover the balance of such rent, or to pursue any other remedy in this Lease. No re-entry by the Landlord, and no acceptance by Landlord of keys from Tenant, shall be considered an implied acceptance of a surrender of this Lease.

17. LANDLORD'S CURE OF DEFAULT BY TENANT/REIMBURSEMENT OF EXPENSES

         If the Tenant defaults in the making of any payment or in the doing of any act herein required to be made or done by Tenant, then the Landlord may, but shall not be required to, make such payment or do such act, or if the Landlord shall incur any charge or expense on behalf of Tenant under the terms of this Lease, the amount of the expense thereof, if made or done by the Landlord, with interest thereon at the lesser of eighteen percent (18%) per annum or the highest non-usurious rate of interest permitted between the parties hereto by the laws of the jurisdiction in which the Demised Premises are located, from the date paid by Landlord, shall be paid by Tenant to Landlord, and shall constitute additional rent hereunder, due and payable with the monthly installment of rent next due and payable after Landlord sends a written invoice therefor; provided, however, that the making of such payment or the doing of such act by the Landlord shall not operate to cure such default by Tenant, or to stop Landlord from the pursuit of any remedy to which Landlord would otherwise be entitled.

18. LANDLORD'S LIEN

                              INTENTIONALLY DELETED

19. INSPECTION OF DEMISED PREMISES

     Tenant further agrees that it will allow the Landlord, its agents or employees, to enter the Demised Premises at all reasonable times, without charge therefor to Landlord, and without diminution of the rent payable by Tenant, to examine, inspect or to protect the same, or to prevent damage or injury to the same, or to make such alterations and repairs as the Landlord may deem necessary, or to exhibit the same to prospective tenants.

20. LIABILITY FOR DAMAGE TO PERSONAL PROPERTY AND PERSONS: INDEMNIFICATION

         Landlord shall not be liable for any accident or damage caused by electric lights or wires, or any accident or damage which may occur through the operation of elevators, heating, electrical or plumbing apparatus, or any accident or injury occurring in connection with said Building and its services, unless caused by the negligence of Landlord or its employees, agents, or contractors. Landlord will not be liable for loss of or damage to property of Tenant caused by rain, snow, water or steam that may leak into or flow from any part of said Building through any defects in the roof or plumbing or from any other source, including but not limited to acts or omissions on the part of other tenants of the Building or persons using the Building, or present therein, not resulting from acts of negligence on the part of Landlord. All goods, property or personal effects stored or placed by Tenant in or about the Building shall be at the risk of the tenant, unless the loss is caused by the negligence of Landlord or its employees, agents, or contractors.

         Tenant shall indemnify Landlord and its Managing Agent, and shall save them harmless from and against any and all claims, actions, damages, liability and expense, including reasonable attorneys' fees, in connection with loss of life, personal injury and/or damage to property arising from or out of any occurrence in, upon or at the Demised Premises, or the occupancy or use by Tenant of the Demised Premises or any part thereof, or occasioned wholly or in part by any action or omission of Tenant, its agents, servants, employees, subtenants, assignees or invitees. In case Landlord and/or its Managing Agent shall, without fault on their part, be made a party(ies) to any litigation commenced by or against Tenant, the Tenant shall protect and hold them harmless, and shall pay all costs, expenses and reasonable attorneys' fees incurred or paid by the Landlord and/or its Managing Agent in connection with such litigation. Tenant shall also pay all costs, expenses and reasonable attorneys' fees that may be incurred or paid by Landlord in enforcing the covenants and agreements in this Lease.

         Landlord shall indemnify Tenant, and shall save it harmless from and against any and all claims, actions, damages, liability and expense, including reasonable attorneys' fees, in connection with loss of life, personal injury and/or damage to property arising from or out of any occurrence in, upon or at the Demised Premises, or occasioned wholly or in part by any action or omission of Landlord, its agents, servants,

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employees, subtenants, assignees or invitees. In case Tenant shall, without fault on its part, be made a party(ies) to any litigation commenced by or against Landlord, the Landlord shall protect and hold it harmless, and shall pay all costs, expenses and reasonable attorneys' fees incurred or paid by the Tenant in connection with such litigation.

21. LIABILITY OF LANDLORD

     Tenant shall look only to Landlord's estate and interest in the Building for the satisfaction of Tenant's remedies for the collection of any judgement (or other judicial process) requiring the payment of money by Landlord in the event of any default by Landlord under this Lease, and no other property or other assets of Landlord shall be subject to levy, execution or other enforcement, procedure for the satisfaction of Tenant's remedies under or with respect to this Lease. Neither Landlord nor any of the partners comprising the partnership which is the Landlord herein, shall be liable for any deficiency. Nothing contained in this Paragraph shall be construed to permit Tenant to offset against rents due a successor landlord, a judgement (or other judicial process) requiring the payment of money by reason of any default of a prior landlord, except as otherwise specifically set forth herein.

22. CONDUCT OF BUSINESS

     The Landlord and its Managing Agent assume no liability or responsibility whatever with respect to the conduct and operation of Tenant's business to be conducted in the Demised Premises nor with respect to the conduct and operation of any other use of the Demised Premises.

23. DAMAGE OR DESTRUCTION TO BUILDING

      (a) In the event the Demised Premises or the Building are damaged by fire or other insured casualty and the insurance proceeds have been made available therefor by the holder or holders of any mortgages or deed of trust covering the Building, the damage shall be repaired by and at the expense of Landlord to the extent of such insurance proceeds available therefor, provided such repairs and restoration can, in Landlord's reasonable opinion, be made within two hundred seventy (270) days after the occurrence of such damage without the payment of overtime or other premiums, and until such repairs and restoration are completed the rent shall be abated in proportion to the part of the Demised Premises which is unusable by Tenant in the conduct of its business to the extent of rental interruption insurance (but there shall be no abatement of rent by reason of any portion of the Demised Premises being unusable for a period equal to three (3) days or less). Landlord agrees to notify Tenant within thirty (30) days after such casualty if it estimates that it will be unable to repair and restore the Demised Premises within said two hundred seventy (270) day period. Such notice shall set forth the approximate length of time Landlord estimates will be required to complete such repairs and restoration. Notwithstanding anything to the contrary contained herein, if Landlord cannot or estimates it cannot make such repairs and restoration within said two hundred seventy (270) day period, then Tenant, may by written notice to Landlord, terminate this Lease as of the date of the occurrence of such damage, provided such notice is given to Landlord within fifteen (15) days after Landlord notifies Tenant of the estimated time for completion of such repairs and restoration. Except as provided in this Paragraph 23, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business or property arising from the making of any such repairs, alterations or improvements in or to fixtures, appurtenances and equipment. Tenant understands that Landlord will not carry insurance of any kind on Tenant's furniture and furnishings or on any fixtures or equipment removable by Tenant under the provisions of this Lease, and that Landlord shall not be obligated to repair any damage thereto or replace the same unless damage is caused by Landlord's negligence. Landlord shall not be required to repair any injury or damage by fire or other cause, or to make any repairs or replacements of improvements installed in the Demised Premises by or for Tenant.

      (b) In case the Building throughout shall be so injured or damaged, whether by fire or otherwise (though the Demised Premises may not be affected, or if affected, can be repaired within said two hundred seventy (270) days) that Landlord, within sixty (60) days after the happening of such injury, shall decide not to reconstruct or rebuild the Building, then notwithstanding anything contained herein to the contrary, upon notice in writing to that effect given by Landlord to Tenant within said sixty (60) days, Tenant shall pay the rent, properly apportioned up to date of such occurrence, and this Lease shall terminate from the date of delivery of said written notice, and both parties hereto shall thereafter be discharged from all further obligations hereunder.

24. CONDEMNATION

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     If the whole of the Demised Premises or so much thereof as to render the balance unusable by Tenant for the proper conduct of its business shall be taken under power of eminent domain or transferred under threat thereof, then this Lease, at the option of either Landlord or Tenant exercised by either party giving notice to the other of such termination within thirty (30) days after such conveyance or taking possession whichever is earlier, shall forthwith cease and terminate and the rent shall be duly apportioned as of the date of such taking or conveyance. No award for any partial or entire taking shall be apportioned, and Tenant hereby assigns to Landlord any award which may be made in such taking or condemnation, together with any and all rights of Tenant now or hereafter arising in or to the same or any part thereof; provided, however, that nothing contained herein shall be deemed to give Landlord any interest in or to require Tenant to assign to Landlord any award made to Tenant for the taking of personal property, fixtures and leasehold improvements belonging to Tenant and/or for expenses of moving to a new location. In the event of a partial taking which does not result in a termination of this Lease, rent shall not be reduced. Promptly after obtaining knowledge hereof, Landlord or Tenant, as the case may be, shall notify the other of any pending or threatened condemnation or taking affecting the Demised Premises or the Building.

25. PARKING AREAS

     Subject to the provisions of Article 3(b), the Landlord agrees to provide for the use of Tenant in common with others, a surface parking area adjacent to the Building in which the Demised Premises are located. The Landlord reserves the right to promulgate rules and regulations relating to the use of such surface parking area, including such limitations as may, in the opinion of the Landlord, be necessary and desirable. Tenant and Tenant's employees shall park their cars only in those portions of the parking areas designated for employee parking by the Landlord. Further, Tenant and its employees are expressly prohibited from parking in any portion of the parking area designated or marked for visitor or retail parking only. Tenant shall, within five (5) days after taking possession of the Demised Premises, furnish Landlord or its agent with the automobile license numbers assigned to Tenant's cars and the cars of Tenant's employees, and shall thereafter notify the Landlord or its agent of any changes within five (5) days after such changes occur. In the event that the Tenant or any of its employees shall park their cars in any portion of the parking area other than that portion designated for that purpose, then the Landlord shall have the right, at Landlord's option, to assess Tenant a fine or penalty for any such improperly parked car, and/or to have any such improperly parked car towed at Tenant's expense.

26. ASSIGNMENT AND SUB-LETTING

         Tenant will not sublet the Demised Premises or any part thereof, or transfer possession or occupancy thereof, to any person, partnership, firm or corporation, or transfer or assign this Lease, without the prior written consent, of Landlord, nor shall any subletting or assignment hereof be effected by operation of law or otherwise, without the prior written consent of Landlord, which consent may be granted or withheld by Landlord for any reason in Landlord's sole discretion. Landlord shall consent to the assignment or subleasing of the Demised Premises to another Bank, Financial Institution, or a tenant otherwise engaged in financial services. In the event that Tenant requests Landlord's consent to assign this Lease or to sublet all of the Demised Premises (which request must be made in writing), Landlord shall upon receipt of such written request have the option of terminating this Lease, which option shall be exercisable by submitting written notice thereof to Tenant within sixty
(60) days following receipt of such a written request. Landlord's options shall in no way affect or limit Landlord's right to withhold consent to Tenant's request. Consent by Landlord to any assignment, transfer or subletting to any party, shall not be construed as a waiver or release of Tenant from the terms of any covenant or obligation under this Lease, nor shall a consent to one assignment, transfer or sublease to any person, partnership, firm or corporation be deemed to be a consent to any subsequent assignment, transfer or subletting to another person, partnership firm or corporation. Any assignment or subletting consented to by Landlord shall not relieve Tenant of any of its primary responsibility for all obligations under this Lease, and such consent by Landlord shall not be effective unless and until (i) Tenant gives written notice thereof to Landlord, and (ii) such transferee, assignee or sublessee shall deliver to Landlord (A) a written agreement in form and substance satisfactory to Landlord pursuant to which such transferee, assignee or sublessee assumes all of the obligations and liabilities of Tenant hereunder, and (B) a certified copy of the assignment agreement or sublease. Any assignment, transfer or subletting without Landlord's written consent shall be void, and shall, at the option of Landlord, constitute a default under the terms of this Lease unless Tenant's stock is publicly traded, if at any time during the term of this Lease any part or all of the shares of Tenant's stock or Tenant's partnership interests shall be transferred by sale, assignment, merger, operation of law or other disposition so as to result in a transfer of more than twenty-five percent (25%) of Tenant's stock or partnership interest, such transfer shall be deemed as an assignment and, therefore, prohibited without the express written consent of Landlord.

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27. HOLDING OVER

         In the event that Tenant shall not immediately surrender the Demised Premises on the date of expiration of the term hereof, Tenant shall, by virtue of the provisions hereof, become a Tenant by the month at a monthly rent equal to the greater of (a) the then fair market rental value of the Demised Premises or (b) twice the monthly rental in effect during the last month of the term of this Lease, which said monthly tenancy shall commence with the first day next after the expiration of the term of this Lease. The Tenant as a monthly tenant shall be subject to all of the conditions and covenants of this Lease as though the same had originally been a monthly tenancy. Tenant shall give to Landlord at least thirty (30) days written notice of any intention to quit the Demised Premises, and Tenant shall be entitled to thirty (30) days written notice to quit the Demised Premises, except in the event of nonpayment of rent in advance or of the breach of any other covenant by the Tenant, in which event Tenant shall not be entitled to any notice to quit, the usual thirty (30) days notice to quit being hereby expressly waived. Notwithstanding the foregoing provisions of the paragraph, in the event that Tenant shall hold over after the expiration of the term hereby created, and if Landlord shall desire to regain possession of the Demised Premises promptly at the expiration of the term of this Lease, then at any time prior to Landlord's acceptance of rent from Tenant as a monthly tenant hereunder, Landlord at its option, may forthwith re-enter and take possession of the Demised Premises without process, or by any legal process in force in the jurisdiction in which the Demised Premises are located.

28. SUBORDINATION

         This Lease is subject and subordinate to all ground or underlying, leases, and to any first mortgage and/or first deed of trust (which terms shall include both construction and permanent financing) which may now or hereafter encumber or otherwise affect the real estate (including the Building) of which the Demised Premises form a part, or Landlord's leasehold interest therein, and to all renewals, extensions, modifications, consolidations, replacements, recasting and/or refinancing thereof. This clause shall be self-operative, and no further instrument of subordination shall be required by any mortgagee or trustee to effect the subordination of this Lease. Nonetheless, in confirmation of such subordination, Tenant shall, at Landlord's request, promptly execute any requisite or appropriate certificate or document. Tenant hereby constitutes and appoints Landlord as Tenant's attorney-in-fact to execute any such certificate or documents for or on behalf of Tenant. Tenant agrees that in the event that any proceedings are brought for the foreclosure of any such mortgage, Tenant shall attorn to the purchaser at such foreclosure sale, if requested to do so by such purchaser, and to recognize such purchaser as the Landlord under this Lease, and Tenant waives the provisions of any statute or rule of law, now or hereafter in effect, which may give or purport to give Tenant any right to terminate or otherwise adversely affect this Lease and the obligations of Tenant hereunder, in the event that any such foreclosure proceeding is prosecuted or completed. And Tenant covenants and agrees that it will, at the written request of the party secured by any such deed of trust, execute, acknowledge and deliver any instrument that has for its purpose and affect the subordination of said deed of trust to the lien of the Lease. Landlord shall use its "best efforts" to obtain a non-disturbance agreement from Landlord's Mortgagee.

29. ESTOPPEL CERTIFICATES

         Tenant agrees, at any time and from time to time, upon not less than five (5) days prior written notice by Landlord, to execute, acknowledge and deliver to Landlord, a statement in writing (i) certifying that this Lease is unmodified and in full force and effect, or, if there have been modifications, that this Lease is in full force and effect as modified, and stating any such modifications; (ii) certifying that Tenant has accepted possession of the Demised Premises, and that any improvements required by the terms of this Lease to be made by the Landlord have been completed to the satisfaction of the Tenant; (iii) stating that no rent under this Lease has been paid more than thirty (30) days in advance of its due date; (iv) stating the address to which notices to Tenant should be sent; (v) certifying that Tenant, as of the date of any such certification, has no charge, lien or claim of set-off under this Lease, or otherwise, against rents or other charges due or to become due hereunder; and (vi) stating whether or not, to the best of Tenant's knowledge, Landlord is in default in the performance of any covenant, agreement or condition contained in this Lease, and, if so, specifying each such default of which Tenant may have knowledge. Any such statement delivered pursuant hereto may be relied upon by any owner of the Building, any prospective purchaser of the Building, any mortgagee or prospective mortgagee of the Building or of Landlord's interest, or any prospective assignee of any such mortgagee.

                                                Initials: Landlord [SIG]
                                                                  --------------
                                                Tenant             [SIG]
                                                                  --------------

         Tenant further agrees that, from the date of execution of this Lease, it will not seek any redress under this Lease by reason of any act or omission of the Landlord, until the Tenant shall have given written notice of such act or omission to Landlord's mortgagee, and until a reasonable period of time shall have elapsed following the giving of such notice, during which period of time Landlord's mortgagee shall have the right, but shall not be obligated, to remedy such act or omission.

30. MANAGING AGENT

     Tenant is hereby notified that the Landlord has appointed Compson Development Limited Partnership, its Managing Agent. The Landlord has authorized said Managing Agent to act for, and in the name of, the Landlord for any and all purposes under this Lease, and Tenant shall direct any and all notices and inquiries or any kind whatsoever pursuant to or regarding this Lease to said Managing Agent after execution hereof. The Landlord reserves the right to substitute any other person, firm or corporation for said Managing Agent, and upon written notice thereof by the Landlord to Tenant, Tenant hereby acknowledges the authority of any such substitute Managing Agent to act for, and in the name of, the Landlord for any and all purposes under this Lease, and Tenant shall direct any and all notices and inquiries of any kind whatsoever pursuant to or regarding this Lease to said Managing Agent.

31. NOTICES

     All notices required or desired to be given hereunder by either party to the other shall be given by certified or registered mail, first class postage prepaid, return receipt requested. Notices to the respective parties shall be addressed as follows:

If to the Landlord:         1320 OLD CHAIN BRIDGE ROAD ASSOCIATES
                            1320 Old Chain Bridge Road
                            Suite 400
                            McLean, Virginia 22101

If to Landlord's mortgagee: GENERAL ELECTRIC CAPITAL CORPORATION
                            100 Prospect Street, North Tower, Suite 3000
                            Stamford, CT 06927-6020

If to the Tenant:           THE GEORGE MASON BANK
                            11185 Main Street
                            Fairfax, Virginia 22030

     Either party may, by like written notice, designate a new address to which such notices shall be directed.

32. NO PARTNERSHIP

     Nothing contained in this Lease shall be deemed or construed to create a partnership or joint venture of or between Landlord and Tenant, or create any other relationship between the parties hereto other than that of Landlord and Tenant.

33. NO REPRESENTATIONS BY LANDLORD

     Neither Landlord nor any agent or employee of Landlord, has made any representations or promises, with respect to the Demised Premises or the Building except as herein expressly set forth, and no rights, privileges, easements or licenses are acquired by Tenant except as herein set forth. The Tenant by taking possession of the Demised Premises, shall accept the same "as is", and such taking of possession shall be conclusive evidence that the Demised Premises and the Building are in good and satisfactory condition at the time of such taking of possession.

                                                Initials: Landlord [SIG]
                                                                  --------------
                                                Tenant             [SIG]
                                                                  --------------

34. BROKERAGE

     Landlord and Tenant each represents that they had no dealings with any real estate broker, finder or other person, with respect to this Lease in any manner. Tenant agrees to indemnify and hold harmless Landlord against and from any claims for any brokerage commission or other fees and all costs, expenses and liabilities in connection therewith, including, without limitation, attorneys' fees and expenses, arising out of any dealings had by Tenant with any broker.

35. WAIVER OF TRIAL BY JURY

     The parties hereto shall, and they hereby do, waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use and occupancy of the Demised Premises and/or any claim of injury or damage. In the event that Landlord commences any proceedings for non-payment of rent, minimum rent or additional rent, Tenant will not interpose any counterclaim of whatever nature or description in any such proceedings. This shall not, however, by construed as a waiver of Tenant's right to assert such claims in any separate action brought by Tenant.

36. QUIET ENJOYMENT

     Upon payment by Tenant of all items of rent, additional rent, and any and all other sums to be paid by Tenant to Landlord hereunder, and the observance and performance of all of the covenants, terms and conditions to be observed and performed by Tenant, Tenant shall have the peaceful and quiet use of the Demised Premises, and all right, servitudes and privileges belonging, or in anywise appertaining thereto or granted hereby, for the term of this Lease, without hindrance or interruption by Landlord, or any other person or persons lawfully claiming by, through or under Landlord, subject nevertheless to the terms and conditions of this Lease, and to any mortgage, deed of trust, ground lease or agreement to which this Lease, and/or Landlord's interest in the Demised Premises and the Building of which they are a part, is subordinate. Landlord warrants that it has full right and authority to enter into this Lease for the full term hereof.

37. BINDING EFFECT OF LEASE

     It is agreed that all rights, remedies and liabilities herein given to or imposed upon either of the parties hereto, shall extend to their respective heirs, executors, administrators, and except as otherwise expressly provided in this Lease, their successors and assigns. Landlord may freely and fully assign its interest hereunder. The term "Landlord" shall mean only the owner at the time in question of the Building or of a lease of the Building, so that in the event of any transfer or transfers of title in the Building or of Landlord's interest in a lease of the Building, the transferor shall be and hereby is relieved and freed of all obligations of Landlord under this Lease accruing after such transfer, and it shall be deemed, without further agreement, that such transferee has assumed and agreed to perform and observe all obligations of Landlord herein during the period it is the holder of Landlord's interest under this Lease.

38. RULES AND REGULATIONS

     Tenant, its agents, employees, invitees, licensees, customers, clients, family members and guests shall at all times abide by and observe the rules, and regulations attached hereto as Exhibit "E". In addition, Tenant, its agents, employees, invitees, licensees, customers, clients, family members and guests shall abide by and observe such other rules and regulations as may be promulgated from time to time by Landlord, with a copy sent to Tenant, for the operation and maintenance of the Building; provided, however, that the same are in conformity with common practice and usage in similar buildings and are not inconsistent with the provisions of this Lease. Nothing contained in this Lease shall be construed to impose upon Landlord any duty or obligation to enforce such rules and regulations, or the terms, conditions or covenants contained in any other leases, as against any other tenant, and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its employees, agent, business invitees, licensees, customers, clients, family members or guests. If there is any inconsistency between this Lease and the rules and regulations as set forth in Exhibit "E", this Lease shall govern.

                                                Initials: Landlord [SIG]
                                                                  --------------
                                                Tenant             [SIG]
                                                                  --------------

39. NECESSARY APPROVALS

      This Lease is subject to the approval of General Electric Capital Corporation, Mortgagee of the Demised Premises prior to Tenant's obligation to occupy the Demised Premises.

40. APPLICABLE LAW AND CONSTRUCTION

     The laws of the jurisdiction in which the Demised Premises are located shall govern the validity, performance and enforcement of this Lease. If any provision of this Lease shall at any time be deemed to be invalid or illegal by any court of competent jurisdiction, this Lease shall not be invalidated thereby; and in such event, this Lease shall be read and construed as if such invalid or illegal provision only had not been contained herein, thereby preserving all of the other terms, conditions and provisions of this Lease.

41. PERMITTED USES EXCLUSIVE

     All parties hereby confirm that the Demised Premises are leased exclusively for uses as specified herein, and such other ancillary and related uses as Landlord may approve. Notwithstanding any provision to the contrary, the Demised Premises shall not be used in whole or in part for any residential purposes, and shall not be subject to any rent control act or redemption right relating to residential leases, or any other such provision of law now or hereafter in effect in the jurisdiction in which the Demised Premises are located.

42. GENDER

     Feminine or neuter pronouns shall be substituted for the masculine form, and the plural substituted for the singular number, in any place or places herein in which the context may require such substitution or substitutions. The Landlord herein for convenience has been referred to in neuter form.

43. ENTIRE AGREEMENT

     This Lease, together with accompanying Exhibits "A" through "E" contains the entire and only agreement between the parties and no oral statements or representations or prior written matter not contained or referred to in this instrument shall have any force or effect. This Lease shall not be modified in any way except by a writing subscribed by both parties hereto. The failure of the Landlord or Tenant to insist upon strict performance by the other of any of the covenants or conditions of this Lease in any one or more instances shall not be construed as a waiver or relinquishment for the future of any such covenants or conditions, but the same shall be and remain in full force and effect. No waiver of any provision of this Lease shall be deemed to have been made, unless it be in writing and signed by the party to be charged therewith.

      IN WITNESS WHEREOF the parties hereto have executed this Lease.

                                    LANDLORD:
WITNESS:                            1320 OLD CHAIN BRIDGE ROAD ASSOCIATES
                                    a Virginia Limited Partnership

      [SIG]                         By: /s/ JAMES COMPARATO
-----------------------------          ----------------------------------------
                                            JAMES COMPARATO, General Partner

                                    Date: 12/13/91
                                         --------------------------------------

WITNESS or ATTEST:                  TENANT:
                                    THE GEORGE MASON BANK

/s/ CHARLES WIMER                   By: /s/ BERNARD H. CLINEBURG
-----------------------------          ----------------------------------------

                                    Date: 12/13/91
                                         --------------------------------------

                                   EXHIBIT "A"

                                  [FLOOR PLAN]

                                  EXHIBIT "B"
                              THE MADISON BUILDING
                               LEGAL DESCRIPTION


All of Lots Eleven (11) through Twenty-five (25), both inclusive, and Lots Thirty-five (35) through Fifty-two (52), both inclusive, Block D, of the Subdivision known as Beverly Manor, as the same appears duly dedicated, platted and recorded in Deed Book T-9 at Page 353 and in Plat Book 5 at Page 92, among the Land Records of Fairfax County, Virginia.

and

A vacated portion of Beverly Road, all as more particularly described as follows:

Beginning at a point on the Easterly R/W line of Beverly Road (Route #1807) marking the Northwesterly corner of Old McLean Village Condominium; thence with the Easterly R/W line of Beverly Road with a curve to the left whose radius is
440.00 feet (and whose chord is N 14 degrees 15' 53" E, 108.75 feet) an arc distance of 109.03 feet and N 05 degrees 05' 10" W, 331.44 feet to a point marking the Southwesterly corner of Lot 34 Beverly Manor, Block D; thence departing from the Road with the Southerly line of said Lot 34, N 84 degrees 54' 50" E, 125.00 feet to a point marking the Southeasterly corner of Lot 34; thence with the Easterly lines of Lots 34 - 32 Beverly Manor N 05 degrees 05' 10" W, 75.00 feet to a point marking the Southwesterly corner of Lot 26 Beverly Manor; thence with the Southerly line of Lot 26 Beverly Manor N 84 degrees 54' 50" E, 137.29 feet to a point on the Westerly R/W line of Old Chainbridge Road (Route #1820); thence with the Westerly line of Old Chainbridge Road with curve to the right whose radius is 289.40 feet (and whose chord is S 11 degrees 00' 09" E, 60.05 feet) an arc distance of 60.16 feet and S 05 degrees 02' 51" E,
315.32 feet to a point marking the Northeasterly corner of Lot 10, Block D, Beverly Manor; thence departing from the road with the Northerly line of said Lot 10 S 84 degrees 54' 50" W, 143.27 feet to a point marking the Northwesterly corner of Lot 10; thence with a Westerly line of Lots 10 - 1 Beverly Manor, Block D S 05 degrees 05' 10" E, 214.15 feet to a point on the Northerly line of the aforementioned Old McLean Village Condominium; thence with a Northerly line of Old McLean Village Condominium N 68 degrees 37' 30" W, 179.88 feet to the point of beginning, containing 2.66233 acres of land.

                                   [SITE PLAN]

                                   EXHIBIT "D"
                              THE MADISON BUILDING
                           WORK LETTER - OFFICE SPACE
               TENANT INTERIOR IMPROVEMENTS SUPPLIED BY LANDLORD

None. Tenant accepts the Demised Premises in "As Is" condition.




                                                Initials: Landlord [SIG]
                                                                  --------------
                                                          Tenant   [SIG]
                                                                  --------------

                                   EXHIBIT "E"
                              THE MADISON BUILDING
                              RULES AND REGULATIONS

ATTACHED TO AND MADE A PART OF LEASE, DATED DECEMBER , 1991, BY AND BETWEEN 1320 OLD CHAIN BRIDGE ROAD ASSOCIATES, AS LANDLORD, AND THE GEORGE MASON BANK, AS TENANT. TENANT AGREES FOR ITSELF, ITS EMPLOYEES AND AGENTS TO COMPLY FULLY WITH THE FOLLOWING RULES AND REGULATIONS AND WITH SUCH REASONABLE MODIFICATIONS THEREOF AND ADDITIONS THERETO AS LANDLORD MAY MAKE FOR THE BUILDING:


     1. No sign, picture, lettering, notice or advertisement of any kind shall be painted or displayed on or from the windows, doors, roof, or outside walls of the Building. All of Tenant's interior signs, sign painting or lettering shall be done in a manner approved by Landlord, and the cost thereof shall be paid by Tenant. In the event of the violation of the foregoing by Tenant, Landlord may remove same without any liability and may charge the expense incurred for such removal to Tenant.

     2. Tenant shall not use the name of the Building for any purpose other than that of the business address of Tenant. Tenant agrees that Landlord may assign a name to the Building and/or change the name of the Building at Landlord's option.

     3. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors, or halls shall not be obstructed or encumbered by any tenant or used for any purpose other than ingress and egress to and from the Demised Premises.

     4. No curtains, blinds, shades, screens, awnings, or other projections shall be attached to or hung in, or used in connection with, any window or door of the Demised Premises or outside wall of the Building without the prior written consent of the Landlord, nor shall Tenant place objects against glass partitions, doors or windows which would be unsightly from the Building's corridors, or from tile exterior of the Building.

     5. Any carpeting cemented down shall be installed with a releasable adhesive.

     6. No animals or pets or bicycles or other vehicles shall be brought or permitted to be in the Building or the Demised Premises.

     7. The water and wash closets and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein. All damage resulting from any misuse of the fixtures shall be borne by the Tenant who, or whose servants, employees, agents, visitors or licensees, shall have caused the same. Tenant shall not waste electricity, water or air conditioning, and shall cooperate fully with landlord to assure the most effective operation of the Building's heating and air conditioning. Tenant shall not adjust any controls other than room thermostats installed for Tenant's use. Tenant shall not tie, wedge or otherwise fasten open any water faucet or outlet. Tenant shall keep all corridor doors closed.

     8. No tenant shall mark, paint, drill into, or in any way deface any part of the Demised Premises or the Building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of the Landlord, and as the Landlord may direct.

     9. Tenant shall not cause or permit unusual or objectionable odor to be produced upon or permeate from the Demised Premises, including duplicating or printing equipment emitting noxious fumes. Tenant shall not allow any cooking on the Demised Premises. Tenant shall not disturb any occupants of this or neighboring buildings or premises by the use of any musical instruments, radio, television, loudspeakers, or by any unseemingly or disturbing noise.

     10. No tenant shall throw anything out of the door, windows, or down any passageways or elevator shafts.

                                                Initials: Landlord [SIG]
                                                                  --------------
                                                Tenant             [SIG]
                                                                  --------------

     11. Vending machines will not be permitted to be installed by anyone but the Landlord.

     12. Canvassing, soliciting, and peddling in the Building is prohibited and each tenant shall cooperate to prevent the same.

     13. No additional locks or bolts of any kind shall be placed upon any of the doors and windows by any tenant, nor shall any change be made in existing locks or the mechanism thereof. Each tenant must, upon the termination of his tenancy, restore to the Landlord all keys of stores, offices, and toilet rooms, either furnished to or otherwise procured by Tenant and in the event of the loss of any keys, so furnished, such tenant shall pay to the Landlord the cost thereof.

     14. Tenant assumes full responsibility for protecting the Demised Premises from theft, robbery and pilferage. Except during Tenant's normal business hours, Tenant shall keep all doors to the Demised Premises locked and other means of entry of the Demised Premises closed and secured.

     15. Tenant is not permitted to use any part of the Building or the common areas for any manufacturing, storage, or sale of merchandise, or property of any kind; or for lodging or sleeping, or for any immoral or illegal purpose. Tenant shall not install or operate any machinery or mechanical devices of a nature not directly related to Tenant's ordinary use of the Demised Premises for general office purposes.

     16. All loading, unloading, receiving or delivery of goods, supplies or disposal of garbage or refuse shall be made only through entry ways provided for such purposes by Landlord.

     17. All safes, freight, furniture, or other bulky matter of any description shall be carried in or out of the Demised Premises only at such times and in such manner as shall be prescribed in writing by Landlord, and Landlord shall in all cases have the right to specify the proper position of any such safe, furniture, or other bulky article, which shall only be used by Tenant in a manner which will not interfere with or cause damage to the Demised Premises or the Building. Tenant shall be responsible for any damage to the Building or the property of it tenants or others and injuries sustained by any person whomsoever resulting from the use or moving of such articles in or out of the Demised Premises, and shall make all repairs and improvements required by Landlord or governmental authorities in connection with the use or moving of such articles.

     18. Tenant shall not bring in or allow to be kept upon the Demised Premises any inflammable, combustible or explosive fluid, chemical or substance or any article deemed extra hazardous on account of fire or other dangerous property.

     19. Tenant shall not employ arty person to perform any cleaning, repairing, janitorial, decorating, painting, or other services or work in or about the Demised Premises, except with the approval of Landlord.

     20. Tenant shall not overload any floor and shall not install any heavy objects, safes, business machines, files or other equipment without having received Landlord's prior written consent as to size, maximum weight, routing and location thereof. Safes, furniture, equipment, machines and other large or bulky articles shall be brought through the Building and into and out of the Demised Premises at such times and in such manner as the Landlord shall direct (including the designation of elevator) and at Tenant's sole risk and responsibility. Prior to Tenant's removal of any such articles from the Demised Premises, Tenant shall obtain written authorization therefor at the Office of the Building and shall present such writing to a designated employee of Landlord.

     21. Landlord shall not be responsible for any lost or stolen property, equipment, money or jewelry from the Demised Premises or the public areas of the Building regardless of whether such loss occurs when the Demised Premises are locked or not.

     22. The Landlord reserves the right to exclude from the Building between the hours of 6:00 o'clock p.m. and 8:00 o'clock a.m. and at all hours on Sundays and legal holidays all persons who do not present a pass to the Building signed by the Landlord. The Landlord will furnish passes to persons for whom any tenant requests same in writing. Each tenant shall be responsible for all persons for whom he requests such pass and shall be liable to the Landlord for all acts of such persons.

                                                Initials: Landlord [SIG]
                                                                  --------------
                                                          Tenant   [SIG]
                                                                  --------------

     23. The work of the janitor or cleaning personnel shall not be hindered by Tenant after 5:30 o'clock p.m., and the windows may be cleaned at any time. Tenant Shall provide adequate waste and rubbish receptacles to prevent unreasonable hardship to Landlord in discharging its obligation regarding cleaning services.

     24. Tenant will refer all contractors, installation technicians rendering any service for Tenant for supervision and approval before performance of any contractual services. Tenant will not permit any mechanic's liens to be placed against the Demised Premises.

     25. Landlord shall have the right to prohibit any advertising by any tenant which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability for offices, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

     26. Tenant may request heating mid/or air conditioning for nonbusiness hours by submitting a written request therefor to the Building Manager's Office no later than 2:00 o'clock p.m. the preceding workday (Monday through Friday). The request must clearly state the start and stop of the nonbusiness hour service. Each Tenant representative designated in the Lease will submit to the Building Manager a list of personnel who are authorized to made such requests.

     Changes, to be determined when the Building is in operation, will be fair and reasonable and reflect the additional operating costs involved and the necessity of having maintenance personnel on duty for a full shift, regardless of the actual time the equipment is in use. If two or more tenants originate similar requests, charges shall be prorated by hours of operation.

     27. Wherever the word "Tenant" occurs, it is understood and agreed that it shall mean Tenant's associates, agents, clerks, servants and visitors. Wherever the word "Landlord" occurs, it is understood and agreed that it shall mean Landlord's assigns, agents, clerks, servants and visitors.

                                                Initials: Landlord [SIG]
                                                                  --------------
                                                          Tenant   [SIG]
                                                                  --------------